                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 6, 2002
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                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-11556                25-1311379
-------------------------------        ------------          ------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (814) 234-6000
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              (Registrant's telephone number, including area code)

         This Form 8-K/A, Amendment No. 1, is being filed to amend the Current Report on Form 8-K of Uni-Marts Inc. dated February 6, 2002, which was filed with the Securities and Exchange Commission on February 6, 2002 (the "Original Report"). Item 5 of the Original Report is hereby amended and restated in its entirety as set forth below. Except as set forth below, there has been no change in the information reported in, or the exhibits filed with, the Original Report.


ITEM 5.  OTHER EVENTS

         On February 6, 2002, Uni-Marts Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Board of Directors had adopted a Shareholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K. Terms of the Shareholder Rights Plan are embodied in a Rights Agreement dated as of February 6, 2002 between the Company and Mellon Investor Services LLC, as Rights Agent, which will be filed as an exhibit to an amendment to the Registration Statement on Form 8-A pursuant to which the Company's common stock, par value $0.10, is registered under the Securities Exchange Act of 1934.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 2002                     UNI-MARTS INC.


                                             By:  /s/ Henry D. Sahakian
                                                  -----------------------------
                                                  Name: Henry D. Sahakian
                                                  Title: Chairman of the Board